SUPPLEMENT Dated February 14, 2008
To The Prospectus Dated September 4, 2007

ING Empire Innovations Variable Annuity

For Variable Annuity Contact
Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the current prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

On January 31, 2008, the Board of Trustees of the ING Investors Trust and of the ING Variable Insurance
Trust approved a proposal to liquidate the ING EquitiesPlus Portfolio (Class S) and the ING VP Global
Equity Dividend Portfolio, respectively. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2008, on or about April 28, 2008.

Before the liquidation date, you may reallocate contract value in the portfolios to another portfolio available under the Contract. Contract value remaining in the portfolios on the liquidation date will be reallocated to the ING Liquid Assets Portfolio (Class S). Thereafter, the ING EquitiesPlus Portfolio
(Class S) and the ING VP Global Equity Dividend Portfolio will no longer be available under the
Contract.

The ING Liquid Assets Portfolio is a Special Fund for purposes of determining your Contract’s death benefit and the value of your benefits under any living benefit rider, as applicable.

Note: Under “Fees and Expenses” with the table of Separate Account Annual Charge – footnote three, please replace in its entirety with the following:

3 When you elect the Premium Credit Option, we will add a credit to your Contract based on all premium payments received within 60 days of the contract date. There are circumstances under which all or part of a premium credit is subject to forfeiture in accordance with the following table:

Contract Year of	Percentage of Premium Credit Forfeited
Surrender or	(based on percentage of first year premium
Withdrawal	withdrawn)

Year 1	100%
Year 2	75%
Year 3	50%
Years 4+	0%

Please see “The Annuity Contract – Additional Credit to Premium” for more information.

Empire Innovations – 148146	02/2008